UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21286

Name of Fund: Preferred Income Strategies Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Preferred Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 - Report to Stockholders

               Preferred and Corporate Income Strategies Fund, Inc. Preferred Income Strategies Fund, Inc.

Annual Reports
October 31, 2005

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.

The Benefits and Risks of Leveraging

The Funds utilize leverage through the issuance of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates on the Preferred Stock, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in the dividend rates on any Preferred Stock may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Portfolio Information as of October 31, 2005

                                                                      Percent of
Preferred and Corporate Income                                          Total
Strategies Fund, Inc.'s Asset Mix                                    Investments
--------------------------------------------------------------------------------
Capital Trusts ......................................................   41.3%
Corporate Bonds .....................................................   20.1
Preferred Stocks ....................................................   17.1
Real Estate Investment Trusts .......................................   13.0
Trust Preferreds ....................................................    6.6
Foreign Government Obligations ......................................    1.9
--------------------------------------------------------------------------------

                                                                      Percent of
Preferred Income Strategies Fund, Inc.'s                                Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Capital Trusts ......................................................   35.8%
Preferred Stocks ....................................................   23.3
Corporate Bonds .....................................................   19.3
Real Estate Investment Trusts .......................................   13.7
Trust Preferreds ....................................................    7.9
--------------------------------------------------------------------------------

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2                   ANNUAL REPORTS        OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                                6-month   12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                         + 5.27%    + 8.72%
--------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                        +12.25     +12.08
--------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)     + 8.63     +18.09
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                 + 0.15     + 1.13
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)      + 0.59     + 2.54
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)      + 2.87     + 3.54
--------------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                           Sincerely,


                                           /s/ Robert C. Doll, Jr.

                                           Robert C. Doll, Jr.
                                           President and Director


                    ANNUAL REPORTS        OCTOBER 31, 2005                     3

A Discussion With Your Funds' Portfolio Managers

      The Funds outperformed their benchmark for the fiscal year, benefiting from considerably underweight positions in U.S. agency securities and a substantial weighting in $25 par retail preferred issues.

Describe the market and economic environment during the period.

The yield curve flattened considerably as the rise in short-term interest rates outpaced that of long-term interest rates during the past 12 months. The yield difference between two-year and 10-year U.S. Treasury issues was just 17 basis points (.17%) at period-end, compared to 149 basis points 12 months earlier. Record-high oil prices and strong gross domestic product (GDP) growth led to increased fears of inflation. GDP grew at an estimated annualized rate of 3.8% in the third quarter of 2005, compared to 3.8% and 3.3% for the first and second quarters, respectively. The yield on the 10-year Treasury note rose from 4.05% on October 31, 2004, to 4.57% at period-end. The Federal Reserve Board (the Fed) raised short-term interest rates in eight increments of .25% during the period. The target federal funds rate stood at 3.75% at October 31, 2005, and was raised to 4% one day after period-end on November 1.

Led by a 42.5% increase in energy costs, the Consumer Price Index (CPI) climbed at a non-seasonally adjusted annualized rate of 5.1% for the first three quarters of 2005, up significantly from the 3.3% increase for all of 2004. However, the annualized rise in food prices was just 1.9% during the most recent calendar quarter. Therefore, excluding food and energy costs, the CPI advanced at a non-seasonally adjusted annualized rate of 1.4% for the third quarter of 2005.

How did the Funds perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, the Common Stock of Preferred Income Strategies Fund, Inc. had net annualized yields of 8.98% and 9.43%, based on a year-end per share net asset value of $22.26 and a per share market price of $21.20, respectively, and $2.000 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.73%, based on a change in per share net asset value from $23.48 to $22.26, and assuming reinvestment of all distributions.

The Common Stock of Preferred and Corporate Income Strategies Fund, Inc. had net annualized yields of 8.94% and 9.51% for the year ended October 31, 2005, based on a year-end per share net asset value of $22.36 and a per share market price of $21.03, respectively, and $2.000 per share income dividends. The total investment return on the Fund's Common Stock was +3.25% for the year, based on a change in per share net asset value from $23.69 to $22.36, and assuming reinvestment of all distributions.

For the same 12-month period, the Funds' benchmark, the Merrill Lynch Preferred Stock Fixed Rate Index, returned +1.07%, while the broader-market Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned +.80% and +.98%, respectively.

The Funds' relative performance during the fiscal year benefited from their significant underweight positions in U.S. agency securities (Federal National Mortgage Association, or "Fannie Mae," and Federal Home Loan Mortgage Corporation, or "Freddie Mac"). The prices of these issues declined amid investor concerns about accounting irregularities and uncertainty regarding the possibility of increased oversight of the agencies by the federal government. A substantial weighting in $25 par retail preferred issues and an overweight position in floating rate preferred securities also enhanced performance. Conversely, our overweight positions in foreign bank tier 1 (large capitalization European banks) securities detracted from relative returns, as these issues generally underperformed during the year.

For the six-month period ended October 31, 2005, the total investment return on Preferred Income Strategies Fund's Common Stock was +.07%, based on a change in per share net asset value from $23.27 to $22.26, and assuming reinvestment of all distributions. The total investment return on Preferred and Corporate Income Strategies Fund's Common Stock was +.04%, based on a change in per share net asset value from $23.38 to $22.36, and assuming reinvestment of all distributions. For the same period, the benchmark Merrill Lynch Preferred Stock Fixed Rate Index returned +1.58%, while the Merrill Lynch U.S. Corporate Master Index and the Merrill Lynch U.S. Treasury/Agency Master Index returned -.03% and +.08%, respectively.

For a description of the Funds' total investment returns based on a change in the per share market value of the Funds' Common Stock (as measured by the trading price of the Funds' shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial


4                   ANNUAL REPORTS        OCTOBER 31, 2005

Highlights section of this report. As closed-end funds, the Funds' shares may trade in the secondary market at a premium or discount to their net asset values. As a result, total investment returns based on changes in the market value of the Funds' Common Stock can vary significantly from total investment returns based on changes in the Funds' net asset values.

What changes were made to the portfolios during the period?

Early in the fiscal year, we reduced the portfolios' durations -- which already were shorter than that of their benchmark -- by approximately six months. This was in keeping with our view that the Fed would continue to raise short-term interest rates gradually, forcing long-term rates higher. We then increased each Fund's duration by 2.5 years in mid April as the economy displayed signs of slowing, which we believed would lead to a rally in U.S. Treasury securities. This positioning benefited performance until July, when we reduced each portfolio's duration by 1.5 years as it again appeared that the Fed would continue to raise short-term rates. Consequently, the net change in each Fund's duration during the fiscal year was an increase of nine months.

In addition, we reduced the portfolios' holdings in real estate investment trusts based on our concerns about the increasingly speculative U.S. housing market. We also trimmed our positions in the banking sector given our belief that these securities are overvalued. We reinvested the proceeds from our sales in securities of property and casualty and life insurance companies, as we believe these issues had attractive valuations following their price declines in the wake of projected losses resulting from the damage to the Gulf Coast caused by Hurricanes Katrina and Rita.

We used net asset value hedges earlier in the fiscal year to shorten the portfolios' duration in an effort to reduce the risk of loss in value associated with rising interest rates. Among the hedges we implemented were pay-fixed interest rate swaps, in which we entered into agreements to pay a fixed rate of interest and receive variable interest payments in return.

How would you characterize the Funds' positioning at the close of the period?

We have positioned the Funds in an effort to protect their net asset values from the downside risks associated with rising interest rates. We maintain our focus on the financial sector, as our largest absolute weightings at the end of the period were in banking and insurance issues, which comprised approximately 38% and 45% of the net assets of Preferred Income Strategies Fund and Preferred and Corporate Income Strategies Fund, respectively. The portfolios are well diversified among issuers, and we intend to maintain this diversification.

At October 31, 2005, Preferred Income Strategies Fund and Preferred and Corporate Income Strategies Fund had leveraged positions of approximately 36% and 37%, respectively, of their total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.) Also at period-end, each portfolio carried an average credit rating of Baa1 from Moody's Investors Service. The average ratings for the Funds remained unchanged for the fiscal year.

John Burger
Vice President and Portfolio Manager

Thomas Musmanno
Vice President and Portfolio Manager

November 8, 2005


                    ANNUAL REPORTS        OCTOBER 31, 2005                     5

Schedule of Investments
        Preferred and Corporate Income Strategies Fund, Inc.   (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                      Value
===============================================================================
Commercial Banks--13.1%
   $ 2,000,000    Cullen Frost Capital Trust I, 5.42%
                   due 3/01/2034 (a)                              $   2,058,898
     8,000,000    Dresdner Funding Trust I, 8.151%
                   due 6/30/2031 (c)                                  9,495,480
     5,000,000    First Chicago NBD Institutional Capital I,
                   4.80% due 2/01/2027 (a)                            4,731,365
       910,000    First Empire Capital Trust II, 8.277%
                   due 6/01/2027                                        983,713
       450,000    First Security Capital I, 8.41% due 12/15/2026        482,664
     1,400,000    Firstar Capital Trust I Series B, 8.32%
                   due 12/15/2026                                     1,505,567
     3,000,000    Hubco Capital Trust I Series B, 8.98%
                   due 2/01/2027                                      3,219,240
     1,500,000    Hubco Capital Trust II Series B, 7.65%
                   due 6/15/2028 (c)                                  1,601,250
     3,500,000    Mizuho JGB Investment LLC, 9.87% (a)(b)(c)          3,874,927
     2,000,000    SB Treasury Co. LLC, 9.40% (a)(b)(c)                2,191,302
                                                                  -------------
                                                                     30,144,406
===============================================================================
Consumer Finance--0.4%
       910,000    MBNA Capital A, 8.278% due 12/01/2026                 973,305
===============================================================================
Diversified Financial Services--3.0%
     3,000,000    Farm Credit Bank of Texas Series 1, 7.561%
                   (a)(b)                                             3,275,010
     3,335,000    Sun Life Canada US Capital Trust, 8.526%
                   (b)(c)                                             3,610,758
                                                                  -------------
                                                                      6,885,768
===============================================================================
Electric Utilities--2.5%
     4,060,000    Comed Financing III, 6.35% due 3/15/2033            3,581,631
     2,000,000    Southern Co. Capital Trust I, 8.19%
                   due 2/01/2037                                      2,142,770
                                                                  -------------
                                                                      5,724,401
===============================================================================
Gas Utilities--4.2%
     9,000,000    AGL Capital Trust I Series B, 8.17%
                   due 6/01/2037                                      9,697,293
===============================================================================
Insurance--27.8%
     6,990,000    AON Corp., 8.205% due 1/01/2027                     7,857,277
     9,000,000    AXA, 8.60% due 12/15/2030                          11,710,215
     8,510,000    Ace Capital Trust II, 9.70% due 4/01/2030          11,234,757
     9,110,000    Farmers Exchange Capital, 7.05%
                   due 7/15/2028 (c)                                  9,206,156
     6,000,000    Mangrove Bay Pass-Through Trust, 6.102%
                   due 7/15/2033 (a)(c)                               5,899,080
    10,000,000    Markel Capital Trust I Series B, 8.71%
                   due 1/01/2046                                     10,654,300
       915,000    Oil Casualty Insurance Ltd., 8% due 9/15/2034
                   (c)                                                  914,348
     5,000,000    QBE Insurance Group Ltd., 5.647%
                   due 7/01/2023 (a)(c)                               4,919,760
     1,400,000    Zurich Capital Trust I, 8.376% due 6/01/2037
                   (c)                                                1,514,271
                                                                  -------------
                                                                     63,910,164
===============================================================================
Multi-Utilities--0.6%
     1,200,000    Dominion Resources Capital Trust I, 7.83%
                   due 12/01/2027                                     1,292,867
===============================================================================
Oil, Gas & Consumable Fuels--5.7%
     2,000,000    KN Capital Trust III, 7.63% due 4/15/2028           2,176,204
     8,000,000    Pemex Project Funding Master Trust, 7.375%
                   due 12/15/2014                                     8,744,000
     2,000,000    Phillips 66 Capital Trust II, 8% due 1/15/2037
                   (c)                                                2,135,648
                                                                  -------------
                                                                     13,055,852
===============================================================================
Thrifts & Mortgage Finance--8.4%
     1,465,000    Dime Capital Trust I Series A, 9.33%
                   due 5/06/2027                                      1,612,974
     6,735,000    Greenpoint Capital Trust I, 9.10%
                   due 6/01/2027                                      7,336,732
       760,000    ML Capital Trust I, 9.875% due 3/01/2027              822,106
     5,900,000    Sovereign Capital Trust, 9% due 4/01/2027           6,357,952
     3,000,000    Webster Capital Trust I, 9.36% due 1/29/2027
                   (c)                                                3,254,100
                                                                  -------------
                                                                     19,383,864
-------------------------------------------------------------------------------
                  Total Capital Trusts
                   Cost--$146,226,461)--65.7%                       151,067,920
===============================================================================

        Shares
          Held    Preferred Stocks
===============================================================================
Capital Markets--3.4%
        24,000    Goldman Sachs Group, Inc. Series A, 3.91% (a)         607,680
       280,000    Lehman Brothers Holdings, Inc., 6.50%               7,210,000
                                                                  -------------
                                                                      7,817,680
===============================================================================
Commercial Banks--2.1%
       104,800    Banco Santander Central Hispano SA, 6.41%           2,640,960
         1,176    First Tennessee Bank NA, 3.90% (a)(c)               1,175,265
        42,000    Provident Financial Group, Inc., 7.75%              1,110,375
                                                                  -------------
                                                                      4,926,600
===============================================================================
Diversified Financial Services--3.2%
       135,000    CIT Group, Inc. Series A, 6.35%                     3,404,700
        80,000    Cobank ACB, 7%                                      3,994,320
                                                                  -------------
                                                                      7,399,020
===============================================================================
Electric Utilities--0.4%
        20,000    Duquesne Light Co., 6.50%                           1,020,000
===============================================================================
Gas Utilities--3.1%
       270,000    Southern Union Co., 7.55%                           7,138,800
===============================================================================
Insurance--5.6%
       120,000    ACE Ltd. Series C, 7.80%                            3,133,200
        35,000    Axis Capital Holdings Ltd., 7.25%                     869,533
        35,200    Endurance Specialty Holdings Ltd., 7.75%              858,176
       318,000    Metlife, Inc. Series B, 6.50%                       8,010,420
                                                                  -------------
                                                                     12,871,329
===============================================================================
Multi-Utilities--0.4%
        36,000    Pacific Gas & Electric Co. Series A, 6%               900,000
===============================================================================
Thrifts & Mortgage Finance--7.4%
       305,000    Fannie Mae, 7% (a)                                 16,698,750
         6,000    Fannie Mae Series L, 5.125%                           241,500
                                                                  -------------
                                                                     16,940,250
===============================================================================
Wireless Telecommunication Services--1.5%
         2,720    Centaur Funding Corp., 9.08% (c)                    3,496,050
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$60,112,331)--27.1%                        62,509,729
===============================================================================


6                   ANNUAL REPORTS        OCTOBER 31, 2005

       Preferred and Corporate Income Strategies Fund, Inc.    (in U.S. dollars)

Preferred Securities (concluded)

        Shares
          Held    Real Estate Investment Trusts                       Value
===============================================================================
Real Estate--20.7%
        63,800    Alexandria Real Estate Equities, Inc.
                   Series C, 8.375%                               $   1,661,990
       400,000    CBL & Associates Properties, Inc. Series C,
                   7.75%                                             10,292,000
       400,000    CarrAmerica Realty Corp. Series E, 7.50%           10,280,000
        20,000    Duke Realty Corp. Series K, 6.50%                     491,400
           610    First Industrial Realty Trust, Inc.,
                   6.236% (a)                                           617,434
       425,000    HRPT Properties Trust Series B, 8.75%              11,037,250
       192,000    Health Care Property Investors, Inc. Series F,
                   7.10%                                              4,896,000
        44,000    Health Care REIT, Inc. Series F, 7.625%             1,120,627
       120,000    iStar Financial, Inc. Series I, 7.50%               3,000,000
                  PS Business Parks, Inc.:
        18,400        Series K, 7.95%                                   474,720
        16,000        Series M, 7.20%                                   390,400
        80,000    Public Storage, Inc. Series X, 6.45%                1,924,000
        14,800    Regency Centers Corp., 7.25%                          370,463
        36,800    Vornado Realty Trust Series E, 7%                     917,700
-------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost--$47,139,750)--20.7%                         47,473,984
===============================================================================

          Face
        Amount    Trust Preferreds
===============================================================================
Aerospace & Defense--0.9%
   $ 2,050,000    RC Trust I, 7% due 5/15/2006                        2,071,783
===============================================================================
Gas Utilities--4.6%
    10,000,000    Southwest Gas Capital II, 7.70% due 9/15/2043      10,568,308
===============================================================================
Insurance--2.7%
     4,000,000    ABN AMRO North America Capital Funding
                   Trust II, 3.925% (a)(b)(c)                         3,918,253
     2,250,000    Lincoln National Capital VI Series F, 6.75%
                   due 9/11/2052                                      2,282,693
                                                                  -------------
                                                                      6,200,946
===============================================================================
Thrifts & Mortgage Finance--2.4%
     5,500,000    Countrywide Financial Corp., 1.50%
                   due 4/01/2033                                      5,413,726
-------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost--$23,622,336)--10.6%                        24,254,763
-------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost--$277,100,878)--124.1%                     285,306,396
===============================================================================

          Face
        Amount    Corporate Bonds                                     Value
===============================================================================
Automobiles--6.1%
     9,000,000    DaimlerChrysler NA Holding Corp., 8.50%
                   due 1/18/2031                                     10,562,553
     5,000,000    General Motors Corp., 7.70% due 4/15/2016           3,537,500
                                                                  -------------
                                                                     14,100,053
===============================================================================
Containers & Packaging--2.2%
     5,000,000    Sealed Air Corp., 6.875% due 7/15/2033 (c)          5,070,885
===============================================================================
Diversified Financial Services--4.3%
     2,000,000    Ford Motor Credit Co., 7% due 10/01/2013            1,830,532
     3,000,000    General Motors Acceptance Corp., 8%
                   due 11/01/2031                                     3,097,022
     5,000,000    Sigma Finance Corp., 6.84% due 8/15/2011 (d)        5,000,000
                                                                  -------------
                                                                      9,927,554
===============================================================================
Diversified Telecommunication Services--2.3%
     4,000,000    France Telecom SA, 8.50% due 3/01/2031              5,226,500
===============================================================================
Electric Utilities--2.4%
     5,000,000    Energy East Corp., 6.75% due 9/15/2033              5,464,540
===============================================================================
Media--8.2%
     3,000,000    Comcast Corp., 7.05% due 3/15/2033                  3,207,420
     8,000,000    Liberty Media Corp., 8.25% due 2/01/2030            7,503,456
     2,000,000    TCI Communications, Inc., 8.75% due 8/01/2015       2,413,436
     5,000,000    Time Warner, Inc., 7.625% due 4/15/2031             5,637,570
                                                                  -------------
                                                                     18,761,882
===============================================================================
Thrifts & Mortgage Finance--0.9%
     2,000,000    Residential Capital Corp., 6.875%
                   due 6/30/2015 (c)                                  2,105,668
===============================================================================
Wireless Telecommunication Services--5.7%
     5,000,000    AT&T Wireless Services, Inc., 8.75%
                   due 3/01/2031                                      6,520,255
     5,000,000    Sprint Capital Corp., 8.75% due 3/15/2032           6,467,180
                                                                  -------------
                                                                     12,987,435
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                   (Cost--$73,467,375)--32.1%                        73,644,517
===============================================================================

                  Foreign Government Obligations
===============================================================================
     7,032,000    Mexico Government International Bond, 5.875%
                   due 1/15/2014                                      7,144,512
-------------------------------------------------------------------------------
                  Total Foreign Government Obligations
                  (Cost--$6,961,680)--3.1%                            7,144,512
===============================================================================
Total Investments (Cost--$357,529,933*)--159.3%                     366,095,425

Other Assets Less Liabilities--0.1%                                     352,355

Preferred Stock, at Redemption Value--(59.4%)                     (136,598,089)
                                                                  -------------
Net Assets Applicable to Common Stock--100.0%                     $ 229,849,691
                                                                  =============


                    ANNUAL REPORTS        OCTOBER 31, 2005                     7

Schedule of Investments (concluded)
       Preferred and Corporate Income Strategies Fund, Inc.    (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 356,350,264
                                                                  =============
      Gross unrealized appreciation ..........................    $  15,039,935
      Gross unrealized depreciation ..........................       (5,294,774)
                                                                  -------------
      Net unrealized appreciation ............................    $   9,745,161
                                                                  =============

(a)   Floating rate note.
(b)   The security is a perpetual bond and has no definite maturity date.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Restricted securities as to resale, representing 2.2% of net assets, were as follows:

      --------------------------------------------------------------------------
                                       Acquisition
      Issue                                Date          Cost           Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 6.84%
        due 8/15/2011                    2/13/2004    $5,000,000     $5,000,000
      --------------------------------------------------------------------------

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                      Net             Interest
      Affiliate                                    Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                      $(1,944,332)         $   25,527
      --------------------------------------------------------------------------

      Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      Swaps outstanding as of October 31, 2005 were as follows:

      -------------------------------------------------------------------------------
                                                                          Unrealized
                                                           Notional      Appreciation
                                                            Amount      (Depreciation)
      -------------------------------------------------------------------------------
      Sold credit default protection on a basket of
        preferred securities and receive 2.03%
        Broker, Lehman Brothers Special Finance
        Expires September 2007                          $  9,000,000    $    (23,418)
      Receive a fixed rate of 4.14% and pay a
        floating rate based on 3-month LIBOR
        Broker, Lehman Brothers Special Finance
        Expires February 2012                           $ 50,000,000      (1,992,181)
      Pay a fixed rate of 5.7075% and receive a
        floating rate based on 3-month LIBOR
        Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2015                           $110,000,000      (5,352,930)
      Pay a fixed rate of 5.135% and receive a
        floating rate based on 3-month LIBOR
        Broker, JPMorgan Chase Bank
        Expires December 2015                           $ 40,000,000        (167,800)
      Pay a fixed rate of 4.981% and receive a
        floating rate based on 3-month LIBOR
        Broker, JPMorgan Chase Bank
        Expires January 2016                            $ 15,000,000         130,800
      Pay a fixed rate of 5.1035% and receive a
        floating rate based on 3-month LIBOR
        Broker, Lehman Brothers Special Finance
        Expires December 2035                           $ 18,000,000         502,254
      -------------------------------------------------------------------------------
      Total                                                             $ (6,903,275)
                                                                        ============

      See Notes to Financial Statements.


8                   ANNUAL REPORTS        OCTOBER 31, 2005

Schedule of Investments
                      Preferred Income Strategies Fund, Inc.   (in U.S. dollars)

Preferred Securities

          Face
        Amount    Capital Trusts                                      Value
===============================================================================
Commercial Banks--19.6%
  $ 12,035,000    ABN AMRO North America Holding Preferred
                   Capital Repackaging Trust I, 6.523% (a)(b)(c)  $  12,743,837
     2,000,000    Bank One Capital III, 8.75% due 9/01/2030           2,624,574
     1,000,000    Chase Capital I Series A, 7.67%
                   due 12/01/2026 (a)                                 1,059,560
    16,455,000    Chase Capital II Series B, 4.75%
                   due 2/01/2027 (b)                                 15,506,122
    34,000,000    Dresdner Funding Trust I, 8.151%
                   due 6/30/2031 (a)                                 40,355,790
     3,630,000    First Empire Capital Trust II, 8.277%
                   due 6/01/2027                                      3,924,041
     1,820,000    First Security Capital I, 8.41%
                   due 12/15/2026                                     1,952,107
     5,600,000    Firstar Capital Trust I Series B, 8.32%
                   due 12/15/2026                                     6,022,268
     2,000,000    HSBC America Capital Trust I, 7.808%
                   due 12/15/2026 (a)                                 2,126,350
    15,835,000    HSBC Capital Funding LP/Jersey Channel
                   Islands, 10.176% (a)(b)(c)                        23,720,402
    12,275,000    Hubco Capital Trust II Series B, 7.65%
                   due 6/15/2028 (a)                                 13,103,562
       998,000    JPM Capital Trust I, 7.54% due 1/15/2027 (a)        1,057,634
     2,000,000    Lloyds TSB Bank PLC, 6.90% (c)                      2,032,600
    13,500,000    Mizuho JGB Investment LLC, 9.87% (a)(b)(c)         14,946,147
    18,470,000    Nationsbank Capital Trust III, 4.70%
                   due 1/15/2027 (b)                                 17,797,563
     2,000,000    Republic New York Corp., 7.53% due 12/04/2026       2,116,686
    10,000,000    SB Treasury Co. LLC, 9.40% (a)(b)(c)               10,956,510
     4,500,000    ST George Funding Co. LLC, 8.485% (a)(c)            4,843,737
                                                                 --------------
                                                                    176,889,490
===============================================================================
Consumer Finance--0.5%
     4,630,000    MBNA Capital A, 8.278% due 12/01/2026               4,952,091
===============================================================================
Diversified Financial Services--5.3%
    15,000,000    Agfirst Farm Credit Bank, 8.393%
                   due 12/15/2016 (b)                                16,765,725
    10,000,000    CIT Capital Trust I, 7.70% due 2/15/2027 (a)       10,619,040
     9,000,000    Farm Credit Bank of Texas Series 1, 7.561%
                   (b)(c)                                             9,825,030
    10,000,000    Sun Life Canada US Capital Trust, 8.526%
                   (a)(c)                                            10,826,860
                                                                 --------------
                                                                     48,036,655
===============================================================================
Electric Utilities--2.3%
    14,950,000    HL&P Capital Trust II Series B, 8.257%
                   due 2/01/2037                                     15,772,250
     5,000,000    SWEPCO Capital I, 5.25% due 10/01/2043 (b)          4,927,420
                                                                 --------------
                                                                     20,699,670
===============================================================================
Gas Utilities--0.6%
     5,000,000    AGL Capital Trust I Series B, 8.17%
                   due 6/01/2037                                      5,387,385
===============================================================================
Insurance--18.8%
    24,175,000    AON Corp., 8.205% due 1/01/2027                    27,174,489
    21,300,000    Ace Capital Trust II, 9.70% due 4/01/2030          28,119,898
    23,725,000    Axa, 8.60% due 12/15/2030                          30,869,428
    15,000,000    Farmers Exchange Capital, 7.05%
                   due 7/15/2028 (a)                                 15,158,325
    10,000,000    GE Global Insurance Holding Corp., 7.75%
                   due 6/15/2030                                     10,862,520
     1,000,000    Genamerica Capital I, 8.525% due 6/30/2027
                   (a)                                                1,087,826
     6,066,000    ING Capital Funding Trust III, 8.439% (b)(c)        6,895,301
     1,000,000    Markel Capital Trust I Series B, 8.71%
                   due 1/01/2046                                      1,065,430
     3,605,000    Oil Casualty Insurance Ltd., 8% due 9/15/2034
                   (a)                                                3,602,430
     6,325,000    Principal Life Insurance Co., 8%
                   due 3/01/2044 (a)                                  6,931,188
    14,000,000    QBE Insurance Group Ltd., 5.647%
                   due 7/01/2023 (a)(b)                              13,775,328
     6,225,000    Transamerica Capital III, 7.625%
                   due 11/15/2037                                     7,112,175
    15,600,000    Zurich Capital Trust I, 8.376% due 6/01/2037
                   (a)                                               16,873,303
                                                                 --------------
                                                                    169,527,641
===============================================================================
Multi-Utilities--3.2%
    10,000,000    Dominion Resources Capital Trust I, 7.83%
                   due 12/01/2027                                    10,773,890
    15,000,000    Dominion Resources Capital Trust III, 8.40%
                   due 1/15/2031                                     17,965,545
                                                                 --------------
                                                                     28,739,435
===============================================================================
Oil, Gas & Consumable Fuels--2.0%
     5,000,000    KN Capital Trust I Series B, 8.56%
                   due 4/15/2027 (a)                                  5,377,885
     1,750,000    KN Capital Trust III, 7.63% due 4/15/2028           1,904,178
     9,850,000    Phillips 66 Capital Trust II, 8%
                   due 1/15/2037 (a)                                 10,518,066
                                                                 --------------
                                                                     17,800,129
===============================================================================
Thrifts & Mortgage Finance--4.5%
                  Astoria Capital Trust I:
     1,000,000      9.75% due 11/01/2029 (a)                          1,144,100
     5,000,000      Series B, 9.75% due 11/01/2029                    5,795,500
     5,760,000    Dime Capital Trust I Series A, 9.33%
                   due 5/06/2027                                      6,341,795
    12,765,000    Greenpoint Capital Trust I, 9.10%
                   due 6/01/2027                                     13,905,476
     3,005,000    ML Capital Trust I, 9.875% due 3/01/2027            3,250,563
     9,775,000    Webster Capital Trust I, 9.36% due 1/29/2027
                   (a)                                               10,602,942
                                                                 --------------
                                                                     41,040,376
-------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost--$494,396,483)--56.8%                       513,072,872
===============================================================================

       Shares
          Held    Preferred Stocks
===============================================================================
Capital Markets--2.0%
        96,000    Goldman Sachs Group, Inc. Series A, 3.91% (b)       2,430,720
       600,000    Lehman Brothers Holdings, Inc., 6.50%              15,450,000
                                                                 --------------
                                                                     17,880,720
===============================================================================
Commercial Banks--9.0%
           150    BBVA Privanza International Ltd., 7.764%
                   (a)(d)                                            15,676,575
       435,200    Banco Santander Central Hispano SA, 6.41%          10,967,040
       137,579    First Republic Bank, 6.25%                          3,289,005
         4,650    First Tennessee Bank NA, 3.90% (a)(b)               4,647,094
       166,800    Provident Financial Group, Inc., 7.75%              4,409,775
       750,000    Royal Bank of Scotland Group Plc Series L,
                   5.75%                                             17,287,500
        23,000    SG Preferred Capital II, 6.302%                    24,716,766
                                                                 --------------
                                                                     80,993,755
===============================================================================
Diversified Financial Services--4.2%
       855,000    CIT Group, Inc. Series A, 6.35%                    21,563,100
       320,000    Cobank ACB, 7%                                     15,977,280
                                                                 --------------
                                                                     37,540,380
===============================================================================


                    ANNUAL REPORTS        OCTOBER 31, 2005                     9

                       Preferred Income Strategies Fund, Inc.  (in U.S. dollars)

    Preferred Securities (continued)

       Shares
          Held    Preferred Stocks                                    Value
===============================================================================
Electric Utilities--0.8%
        14,000    Alabama Power Co., 5.83%                        $     349,860
        80,000    Duquesne Light Co., 6.50%                           4,080,000
        80,000    Interstate Power & Light Co. Series B, 8.375%       2,640,000
                                                                 --------------
                                                                      7,069,860
===============================================================================
Gas Utilities--1.6%
       556,000    Southern Union Co., 7.55%                          14,700,640
===============================================================================
Insurance--10.1%
       880,000    ACE Ltd. Series C, 7.80%                           22,976,800
       140,000    Axis Capital Holdings Ltd., 7.25%                   3,478,132
       139,200    Endurance Specialty Holdings Ltd., 7.75%            3,393,696
     1,260,000    Metlife, Inc. Series B, 6.50%                      31,739,400
       140,000    Prudential Plc, 6.50%                               3,435,600
        16,340    Zurich RegCaPS Funding Trust, 6.01% (a)(b)         16,508,506
         9,800    Zurich RegCaPS Funding Trust, 6.58% (a)(b)         10,237,938
                                                                 --------------
                                                                     91,770,072
===============================================================================
Multi-Utilities--0.4%
       140,000    Pacific Gas & Electric Co. Series A, 6%             3,500,000
===============================================================================
Thrifts & Mortgage Finance--8.5%
     1,210,000    Fannie Mae, 7% (b)                                 66,247,500
       264,650    Fannie Mae Series L, 5.125%                        10,652,163
                                                                 --------------
                                                                     76,899,663
===============================================================================
Wireless Telecommunication Services--0.3%
         2,423    Centaur Funding Corp., 9.08%                        3,114,312
-------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$327,081,618)--36.9%                       333,469,402
===============================================================================

                  Real Estate Investment Trusts
===============================================================================
Real Estate--21.8%
       251,400    Alexandria Real Estate Equities, Inc.
                   Series C, 8.375%                                   6,548,970
       400,000    CBL & Associates Properties, Inc. Series C,
                   7.75%                                             10,292,000
       600,000    CarrAmerica Realty Corp. Series E, 7.50%           15,420,000
       680,000    Developers Diversified Realty Corp., 8%            17,544,000
        80,000    Duke Realty Corp. Series K, 6.50%                   1,965,600
         2,390    First Industrial Realty Trust, Inc., 6.236%
                   (b)                                                2,419,128
         4,000    Firstar Realty LLC, 8.875% (a)                      5,220,000
       768,000    Health Care Property Investors, Inc. Series
                   F, 7.10%                                          19,584,000
       172,800    Health Care REIT, Inc. Series F, 7.625%             4,401,009
       684,700    Kimco Realty Corp. Series F, 6.65%                 17,432,462
     1,600,000    New Plan Excel Realty Trust Series E, 7.625%       41,216,000
                  PS Business Parks, Inc.:
        72,000      Series K, 7.95%                                   1,857,600
        64,000      Series M, 7.20%                                   1,561,600
       320,000    Public Storage, Inc. Series X, 6.45%                7,696,000
        58,000    Regency Centers Corp., 7.25%                        1,451,815
       607,550    Regency Centers Corp., 7.45%                       15,437,846
        11,857    Sovereign Real Estate Investment Corp., 12%        17,074,080
       145,000    Vornado Realty Trust Series E, 7%                   3,615,938
       130,000    Wachovia Preferred Funding Corp. Series A,
                   7.25%                                              3,568,500
        96,000    Weingarten Realty Investors Series D, 6.75%         2,539,200
-------------------------------------------------------------------------------
                  Total Real Estate Investment Trusts
                  (Cost--$192,765,535)--21.8%                       196,845,748
===============================================================================
Aerospace & Defense--3.1%
    27,450,000    RC Trust I, 7% due 5/15/2006                       27,741,684
===============================================================================
Capital Markets--0.1%
       875,000    Lehman Brothers Holdings Capital Trust III
                   Series K, 1.558% due 3/15/2052                       851,945
===============================================================================
Communications Equipment--0.2%
     2,000,000    Corporate-Backed Trust Certificates, 8.375%
                   due 11/15/2028                                     2,069,234
===============================================================================
Electric Utilities--1.5%
     4,750,000    Georgia Power Co. Series O, 1.475%
                   due 4/15/2033                                      4,577,807
     3,000,000    HECO Capital Trust III, 6.50% due 3/18/2034         3,118,070
     5,000,000    National Rural Utilities Cooperative Finance
                   Corp., 6.75% due 2/15/2043                         4,967,879
       950,000    Virginia Power Capital Trust II, 1.844%
                   due 7/30/2042                                        967,858
                                                                 --------------
                                                                     13,631,614
===============================================================================
Gas Utilities--0.7%
       500,000    Dominion CNG Capital Trust I, 1.95%
                   due 10/31/2041                                       508,164
     5,750,000    Southwest Gas Capital II, 7.70% due 9/15/2043       6,073,168
                                                                 --------------
                                                                      6,581,332
===============================================================================
Insurance--3.2%
    16,000,000    ABN AMRO North America Capital Funding
                   Trust II, 3.925% (a)(b)(c)                        15,669,618
     7,375,000    Berkley W R Capital Trust, 6.75%
                   due 7/26/2045                                      6,995,247
     1,000,000    Everest Re Capital Trust, 1.963%
                   due 11/15/2032                                     1,034,933
     5,000,000    Lincoln National Capital VI Series F, 6.75%
                   due 9/11/2052                                      5,069,871
                                                                 --------------
                                                                     28,769,669
===============================================================================
Multi-Utilities--0.0%
       397,425    PSEG Funding Trust II, 8.75% due 12/31/2032           418,437
===============================================================================
Thrifts & Mortgage Finance--3.6%
    27,000,000    Countrywide Financial Corp., 1.50%
                   due 4/01/2033                                     26,561,617
     6,000,000    Dime Community Capital I, 7% due 4/14/2034          5,910,000
                                                                 --------------
                                                                     32,471,617
-------------------------------------------------------------------------------
                  Total Trust Preferreds
                  (Cost--$112,904,785)--12.4%                       112,535,532
-------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost--$1,127,148,421)--127.9%                  1,155,923,554
===============================================================================

                  Corporate Bonds
===============================================================================
Automobiles--3.3%
    22,500,000    DaimlerChrysler NA Holding Corp., 8.50%
                   due 1/18/2031                                     26,406,382
     5,000,000    Ford Motor Co., 7.45% due 7/16/2031                 3,675,000
                                                                 --------------
                                                                     30,081,382
===============================================================================
Commercial Banks--1.7%
     5,000,000    HBOS Plc, 5.92% (a)(b)(c)                           4,927,160
    10,000,000    Resona Preferred Global Securities Ltd.,
                   7.191% (a)(b)(c)                                  10,188,110
                                                                 --------------
                                                                     15,115,270


10                  ANNUAL REPORTS        OCTOBER 31, 2005

Schedule of Investments (concluded)
                       Preferred Income Strategies Fund, Inc.  (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                     Value
===============================================================================
Diversified Financial Services--5.8%
   $ 8,000,000    Ford Motor Credit Co., 7% due 10/01/2013        $   7,322,128
    29,000,000    General Motors Acceptance Corp., 8%
                   due 11/01/2031                                    29,937,889
    15,000,000    Sigma Finance Corp., 6.84% due 8/15/2011 (e)       15,000,000
                                                                 --------------
                                                                     52,260,017
===============================================================================
Diversified Telecommunication Services--3.7%
    25,500,000    France Telecom SA, 8.50% due 3/01/2031             33,318,937
===============================================================================
Electric Utilities--1.1%
    10,000,000    FirstEnergy Corp. Series B, 6.45%
                   due 11/15/2011                                    10,519,080
===============================================================================
Food Products--0.6%
     4,800,000    Tyson Foods, Inc., 7% due 1/15/2028                 5,091,038
===============================================================================
Independent Power Producers & Energy Traders--2.3%
    16,575,000    Duke Energy Field Services LLC, 8.125%
                   due 8/16/2030                                     20,696,904
===============================================================================
Media--4.1%
    10,000,000    Comcast Corp., 7.05% due 3/15/2033                 10,691,400
                  Time Warner, Inc.:
     5,000,000      7.625% due 4/15/2031                              5,637,570
    18,000,000      7.70% due 5/01/2032                              20,500,056
                                                                 --------------
                                                                     36,829,026
===============================================================================
Thrifts & Mortgage Finance--1.8%
     8,000,000    Residential Capital Corp., 6.875%
                   due 6/30/2015 (a)                                  8,422,672
     8,000,000    Roslyn Real Estate Asset Corp. Series D,
                   7.67% (b)(c)                                       8,000,000
                                                                 --------------
                                                                     16,422,672
===============================================================================
Wireless Telecommunication Services--6.3%
    18,000,000    AT&T Wireless Services, Inc., 8.75%
                   due 3/01/2031                                     23,472,918
                  Sprint Capital Corp.:
     2,000,000      6.90% due 5/01/2019                               2,170,882
    24,000,000      8.75% due 3/15/2032                              31,042,464
                                                                 --------------
                                                                     56,686,264
-------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$265,124,654)--30.7%                       277,020,590
===============================================================================
Total Investments
(Cost--$1,392,273,075*)--158.6%                                   1,432,944,144

Other Assets Less Liabilities--2.3%                                  20,756,680

Preferred Stock, at Redemption Value--(60.9%)                      (550,100,062)
                                                                 --------------
Net Assets Applicable to Common Stock--100.0%                     $ 903,600,762
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................  $1,386,043,290
                                                                 ==============
      Gross unrealized appreciation ...........................  $   61,737,667
      Gross unrealized depreciation ...........................     (14,836,813)
                                                                   ------------
      Net unrealized appreciation .............................  $   46,900,854
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c)   The security is a perpetual bond and has no definite maturity date.
(d)   Depositary receipts.
(e) Restricted securities as to resale, representing 1.7% of net assets, were as follows:

      --------------------------------------------------------------------------
                                      Acquisition
      Issue                              Date           Cost            Value
      --------------------------------------------------------------------------
      Sigma Finance Corp., 6.84%
        due 8/15/2011                   2/13/2004    $15,000,000     $15,000,000
      --------------------------------------------------------------------------

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2 (a)(3) of the Investment Company Act, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                             --              $133,189
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                             --              $  2,842
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine such industry classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      Swaps outstanding as of October 31, 2005 were as follows:

      -----------------------------------------------------------------------------------
                                                                              Unrealized
                                                          Notional           Appreciation
                                                           Amount           (Depreciation)
      -----------------------------------------------------------------------------------
      Sold credit default protection on a basket of
        preferred securities and receive 2.03%
        Broker, Lehman Brothers Special Finance
        Expires September 2007                          $ 36,000,000        $     (93,672)
      Receive a fixed rate of 4.14% and pay a
        floating rate based on 3-month LIBOR
        Broker, Lehman Brothers Special Finance
        Expires February 2012                           $200,000,000           (7,968,722)
      Pay a fixed rate of 5.7075% and receive a
        floating rate based on 3-month LIBOR
        Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2015                           $300,000,000          (14,598,900)
      Pay a fixed rate of 5.135% and receive a
        floating rate based on 3-month LIBOR
        Broker, JPMorgan Chase Bank
        Expires December 2015                           $160,000,000             (671,200)
      Pay a fixed rate of 4.981% and receive a
        floating rate based on 3-month LIBOR
        Broker, JPMorgan Chase Bank
        Expires January 2016                            $ 60,000,000              523,200
      Pay a fixed rate of 5.1035% and receive a
        floating rate based on 3-month LIBOR
        Broker, Lehman Brothers Special Finance
        Expires December 2035                            $72,000,000            2,009,016
      -----------------------------------------------------------------------------------
      Total                                                                 $ (20,800,278)


                    ANNUAL REPORTS        OCTOBER 31, 2005                    11

Statements of Net Assets

                                                                                                  Preferred and        Preferred
                                                                                                 Corporate Income        Income
                                                                                                    Strategies         Strategies
As of October 31, 2005                                                                              Fund, Inc.         Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                         Investments in unaffiliated securities, at value* ....................    $  366,095,425    $1,432,944,144
                         Cash .................................................................         3,995,257        18,534,399
                         Receivable for securities sold .......................................                --        38,085,713
                         Interest receivable** ................................................         4,872,829        18,034,544
                         Dividends receivable .................................................           273,182           872,529
                         Receivable for swaps .................................................            58,238           234,982
                         Prepaid expenses .....................................................            11,709            68,071
                                                                                                   --------------------------------
                         Total assets .........................................................       375,306,640     1,508,774,382
                                                                                                   --------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                         Unrealized depreciation on swaps .....................................         6,903,275        20,800,278
                         Payable for securities purchased .....................................                --        26,700,985
                         Dividends payable to Common Stock shareholders .......................         1,713,197         6,765,575
                         Payable to investment adviser ........................................           174,780           694,773
                         Payable to other affiliates ..........................................             4,848            18,301
                         Accrued expenses .....................................................            62,760            93,646
                                                                                                   --------------------------------
                         Total liabilities ....................................................         8,858,860        55,073,558
                                                                                                   --------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                         Preferred Stock, at redemption value, par value $.10 per share+
                           of AMPS@ at $25,000 per share liquidation preference                       136,598,089       550,100,062
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                         Net assets applicable to Common Stock ................................    $  229,849,691    $  903,600,762
                                                                                                   ================================


12                  ANNUAL REPORTS        OCTOBER 31, 2005

Statements of Net Assets (concluded)

                                                                                                    Preferred and      Preferred
                                                                                                  Corporate Income       Income
                                                                                                     Strategies        Strategies
As of October 31, 2005                                                                               Fund, Inc.        Fund, Inc.
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                         Undistributed investment income--net .................................    $    1,474,705    $    3,724,607
                         Accumulated realized capital losses--net .............................       (16,765,379)      (82,563,796)
                         Unrealized appreciation--net .........................................         1,662,217        19,870,791
                                                                                                   --------------------------------
                         Total accumulated losses--net ........................................       (13,628,457)      (58,968,398)
                                                                                                   --------------------------------
                         Common Stock, par value $.10 per share++ .............................         1,027,919         4,059,307
                         Paid-in capital in excess of par .....................................       242,450,229       958,509,853
                                                                                                   --------------------------------
                         Net Assets ...........................................................    $  229,849,691    $  903,600,762
                                                                                                   ================================
                         Net asset value per share of Common Stock ............................    $        22.36    $        22.26
                                                                                                   --------------------------------
                         Market price .........................................................    $        21.03    $        21.20
                                                                                                   --------------------------------
                             * Identified cost for unaffiliated securities ....................    $  357,529,933    $1,392,273,075
                                                                                                   ================================
                            ** Interest from affiliates .......................................    $           15                --
                                                                                                   ================================
                             + Preferred Stock authorized, issued and outstanding:
                                  Series M7 Shares ............................................             2,730             2,800
                                                                                                   --------------------------------
                                  Series T7 Shares ............................................             2,730             2,800
                                                                                                   --------------------------------
                                  Series W7 Shares ............................................                --             2,800
                                                                                                   --------------------------------
                                  Series TH7 Shares ...........................................                --             2,800
                                                                                                   --------------------------------
                                  Series F7 Shares ............................................                --             2,800
                                                                                                   --------------------------------
                                  Series W28 Shares ...........................................                --             4,000
                                                                                                   --------------------------------
                                  Series TH28 Shares ..........................................                --             4,000
                                                                                                   --------------------------------
                            ++ Common Stock issued and outstanding ............................        10,279,189        40,593,070
                                                                                                   ================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    13

Statements of Operations

                                                                                                   Preferred and       Preferred
                                                                                                  Corporate Income      Income
                                                                                                     Strategies        Strategies
For the Year Ended October 31, 2005                                                                  Fund, Inc.        Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                         Interest* ............................................................    $   17,876,899    $   60,992,357
                         Dividends ............................................................         7,376,070        35,043,940
                         Securities lending--net ..............................................                --             2,842
                                                                                                   --------------------------------
                         Total income .........................................................        25,252,969        96,039,139
                                                                                                   --------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment advisory fees .............................................         2,263,703         8,970,488
                         Commission fees ......................................................           346,382         1,422,352
                         Accounting services ..................................................           138,350           422,643
                         Transfer agent fees ..................................................            64,006           160,537
                         Professional fees ....................................................            64,438            75,399
                         Custodian fees .......................................................            22,043            56,912
                         Printing and shareholder reports .....................................            23,540            75,209
                         Trustees' fees and expenses ..........................................            32,275           101,758
                         Pricing fees .........................................................             9,991            13,082
                         Listing fees .........................................................            19,117            28,869
                         Other ................................................................            39,869            56,406
                                                                                                   --------------------------------
                         Total expenses .......................................................         3,023,714        11,383,655
                                                                                                   --------------------------------
                         Investment income--net ...............................................        22,229,255        84,655,484
                                                                                                   --------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                         Realized gain (loss) on:
                             Investments--net .................................................          (782,230)       (1,856,357)
                             Futures contracts and swaps--net .................................        (4,024,765)      (15,221,854)
                             Options written--net .............................................             7,463            29,849
                                                                                                   --------------------------------
                         Total realized loss--net .............................................        (4,799,532)      (17,048,362)
                                                                                                   --------------------------------
                         Change in unrealized appreciation/depreciation on:
                             Investments--net .................................................       (11,002,487)      (33,293,852)
                             Futures contracts and swaps--net .................................         4,601,628        13,832,369
                                                                                                   --------------------------------
                         Total change in unrealized appreciation/depreciation--net ............        (6,400,859)      (19,461,483)
                                                                                                   --------------------------------
                         Total realized and unrealized loss--net ..............................       (11,200,391)      (36,509,845)
                                                                                                   --------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment income--net ...............................................        (4,112,800)      (16,331,142)
                                                                                                   --------------------------------
                         Net Increase in Net Assets Resulting from Operations .................    $    6,916,064    $   31,814,497
                                                                                                   ================================
                           * Interest from affiliates .........................................    $       25,527    $      133,189
                                                                                                   ================================

      See Notes to Financial Statements.


14                  ANNUAL REPORTS        OCTOBER 31, 2005

Statements of Changes in Net Assets
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                                                          For the Year Ended
                                                                                                              October 31,
                                                                                                   --------------------------------
Increase (Decrease) in Net Assets:                                                                      2005              2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment income--net ...............................................    $   22,229,255    $   22,521,477
                         Realized loss--net ...................................................        (4,799,532)       (8,097,410)
                         Change in unrealized appreciation/depreciation--net ..................        (6,400,859)          887,799
                         Dividends to Preferred Stock shareholders ............................        (4,112,800)       (1,892,108)
                                                                                                   --------------------------------
                         Net increase in net assets resulting from operations .................         6,916,064        13,419,758
                                                                                                   --------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment income--net ...............................................       (20,558,419)      (20,558,419)
                                                                                                   --------------------------------
                         Net decrease in net assets resulting from dividends to
                          Common Stock shareholders ...........................................       (20,558,419)      (20,558,419)
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                         Total decrease in net assets applicable to Common Stock ..............       (13,642,355)       (7,138,661)
                         Beginning of year ....................................................       243,492,046       250,630,707
                                                                                                   --------------------------------
                         End of year* .........................................................    $  229,849,691    $  243,492,046
                                                                                                   ================================
                             * Undistributed investment income--net ...........................    $    1,474,705    $      539,947
                                                                                                   ================================

      See Notes to Financial Statements.

                                          Preferred Income Strategies Fund, Inc.

                                                                                                          For the Year Ended
                                                                                                              October 31,
                                                                                                   --------------------------------
Increase (Decrease) in Net Assets:                                                                      2005              2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment income--net ...............................................    $   84,655,484    $   86,983,438
                         Realized loss--net ...................................................       (17,048,362)      (64,731,102)
                         Change in unrealized appreciation/depreciation--net ..................       (19,461,483)       32,642,935
                         Dividends and distributions to Preferred Stock shareholders ..........       (16,331,142)       (7,473,764)
                                                                                                   --------------------------------
                         Net increase in net assets resulting from operations .................        31,814,497        47,421,507
                                                                                                   --------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                         Investment income--net ...............................................       (81,186,307)      (86,340,486)
                         Realized gain--net ...................................................                --        (3,830,687)
                                                                                                   --------------------------------
                         Net decrease in net assets resulting from dividends and
                          distributions to Common Stock shareholders ..........................       (81,186,307)      (90,171,173)
                                                                                                   --------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                         Total decrease in net assets applicable to Common Stock ..............       (49,371,810)      (42,749,666)
                         Beginning of year ....................................................       952,972,572       995,722,238
                                                                                                   --------------------------------
                         End of year* .........................................................    $  903,600,762    $  952,972,572
                                                                                                   ================================
                             * Undistributed investment income--net ...........................    $    3,724,607    $    1,937,813
                                                                                                   ================================

      See Notes to Financial Statements.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    15

Financial Highlights        Preferred and Corporate Income Strategies Fund, Inc.

                                                                                           For the Year Ended      For the Period
                                                                                               October 31,         August 1, 2003+
The following per share data and ratios have been derived                                -----------------------    to October 31,
from information provided in the financial statements.                                     2005           2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                         Net asset value, beginning of period ........................   $  23.69       $  24.38          $  23.88
                                                                                         -----------------------------------------
                         Investment income--net ......................................       2.16           2.19               .39
                         Realized and unrealized gain (loss)--net ....................      (1.09)          (.70)              .67
                         Dividends to Preferred Stock shareholders from
                          investment income--net .....................................       (.40)          (.18)             (.03)
                                                                                         -----------------------------------------
                         Total from investment operations ............................        .67           1.31              1.03
                                                                                         -----------------------------------------
                         Less dividends to Common Stock shareholders from
                          investment income--net .....................................      (2.00)         (2.00)             (.33)
                                                                                         -----------------------------------------
                         Offering costs resulting from the issuance of
                          Common Stock ...............................................         --             --              (.04)
                                                                                         -----------------------------------------
                         Offering and underwriting costs resulting from the
                          issuance of Preferred Stock ................................         --             --              (.16)
                                                                                         -----------------------------------------
                         Net asset value, end of period ..............................   $  22.36       $  23.69          $  24.38
                                                                                         =========================================
                         Market price per share, end of period .......................   $  21.03       $  22.84          $  23.60
                                                                                         =========================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                         Based on net asset value per share ..........................       3.25%          5.86%           3.53%@
                                                                                         =========================================
                         Based on market price per share .............................        .73%          5.44%         (4.33%)@
                                                                                         =========================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                         Total expenses, net of waiver*** ............................       1.26%          1.26%              .49%*
                                                                                         =========================================
                         Total expenses*** ...........................................       1.26%          1.27%             1.11%*
                                                                                         =========================================
                         Total investment income--net*** .............................       9.23%          9.04%             6.79%*
                                                                                         =========================================
                         Amount of dividends to Preferred Stock shareholders .........       1.71%           .76%              .50%*
                                                                                         =========================================
                         Investment income--net, to Common Stock shareholders ........       7.52%          8.28%             6.29%*
                                                                                         =========================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                         Dividends to Preferred Stock shareholders ...................       3.01%          1.39%             1.11%*
                                                                                         =========================================


16                  ANNUAL REPORTS        OCTOBER 31, 2005

Financial Highlights (concluded)
                            Preferred and Corporate Income Strategies Fund, Inc.

                                                                                           For the Year Ended      For the Period
                                                                                               October 31,         August 1, 2003+
The following per share data and ratios have been derived                                -----------------------    to October 31,
from information provided in the financial statements.                                     2005           2004           2003
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                         Net assets applicable to Common Stock, end of period
                          (in thousands) .............................................   $229,850       $243,492          $250,631
                                                                                         =========================================
                         Preferred Stock outstanding, end of period
                          (in thousands) .............................................   $136,500       $136,500          $136,500
                                                                                         =========================================
                         Portfolio turnover ..........................................      25.44%         27.11%            11.51%
                                                                                         =========================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                         Asset coverage per $1,000 ...................................   $  2,684       $  2,784          $  2,836
                                                                                         =========================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
----------------------------------------------------------------------------------------------------------------------------------
                         Series M7--Investment income--net ...........................   $    747       $    347          $     55
                                                                                         =========================================
                         Series T7--Investment income--net ...........................   $    759       $    346          $     50
                                                                                         =========================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 26, 2003.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    17

Financial Highlights                      Preferred Income Strategies Fund, Inc.

                                                                                           For the Year Ended      For the Period
                                                                                               October 31,         August 1, 2003+
The following per share data and ratios have been derived                                -----------------------    to October 31,
from information provided in the financial statements.                                     2005           2004           2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                         Net asset value, beginning of period ........................   $  23.48       $  24.53          $  23.88
                                                                                         -----------------------------------------
                         Investment income--net ......................................       2.09@@         2.14@@            1.14
                         Realized and unrealized gain (loss)--net ....................       (.91)          (.78)              .61
                         Dividends and distributions to Preferred Stock
                          shareholders:
                             Investment income--net ..................................       (.40)          (.18)             (.07)
                             Realized gain--net ......................................         --           (.01)               --
                                                                                         -----------------------------------------
                         Total from investment operations ............................        .78           1.17              1.68
                                                                                         -----------------------------------------
                         Less dividends and distributions to Common Stock
                          shareholders:
                             Investment income--net ..................................      (2.00)         (2.13)             (.87)
                             Realized gain--net ......................................         --           (.09)               --
                                                                                         -----------------------------------------
                         Total dividends and distributions to Common Stock
                          shareholders ...............................................      (2.00)         (2.22)             (.87)
                                                                                         -----------------------------------------
                         Offering costs resulting from the issuance of Common
                          Stock ......................................................         --             --              (.01)
                                                                                         -----------------------------------------
                         Offering and underwriting costs resulting from the
                          issuance of Preferred Stock ................................         --             --              (.15)
                                                                                         -----------------------------------------
                         Net asset value, end of period ..............................   $  22.26       $  23.48          $  24.53
                                                                                         =========================================
                         Market price per share, end of period .......................   $  21.20       $  22.87          $  23.69
                                                                                         =========================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                         Based on net asset value per share ..........................       3.73%          5.22%           6.47%@
                                                                                         =========================================
                         Based on market price per share .............................       1.43%          6.12%         (1.80%)@
                                                                                         =========================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                         Total expenses, net of waiver*** ............................       1.20%          1.19%              .79%*
                                                                                         =========================================
                         Total expenses*** ...........................................       1.20%          1.19%             1.05%*
                                                                                         =========================================
                         Total investment income--net*** .............................       8.96%          8.93%             8.31%*
                                                                                         =========================================
                         Amount of dividends to Preferred Stock shareholders .........       1.73%           .74%              .49%*
                                                                                         =========================================
                         Investment income--net, to Common Stock shareholders ........       7.23%          8.19%             7.82%*
                                                                                         =========================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                         Dividends to Preferred Stock shareholders ...................       2.97%          1.32%             1.05%*
                                                                                         =========================================


18                  ANNUAL REPORTS        OCTOBER 31, 2005

Financial Highlights (concluded)          Preferred Income Strategies Fund, Inc.

                                                                                           For the Year Ended      For the Period
                                                                                               October 31,         August 1, 2003+
The following per share data and ratios have been derived                                -----------------------    to October 31,
from information provided in the financial statements.                                     2005           2004           2003
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                         Net assets applicable to Common Stock, end of period
                          (in thousands) .............................................   $903,601       $952,973          $995,722
                                                                                         =========================================
                         Preferred Stock outstanding, end of period
                          (in thousands) .............................................   $550,000       $550,000          $550,000
                                                                                         =========================================
                         Portfolio turnover ..........................................      27.96%         22.56%            27.31%
                                                                                         =========================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                         Asset coverage per $1,000 ...................................   $  2,643       $  2,733          $  2,810
                                                                                         =========================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding++
----------------------------------------------------------------------------------------------------------------------------------
                         Series M7--Investment income--net ...........................   $    744       $    330          $    127
                                                                                         =========================================
                         Series T7--Investment income--net ...........................   $    757       $    329          $    122
                                                                                         =========================================
                         Series W7--Investment income--net ...........................   $    734       $    327          $    122
                                                                                         =========================================
                         Series TH7--Investment income--net ..........................   $    737       $    320          $    184
                                                                                         =========================================
                         Series F7--Investment income--net ...........................   $    740       $    326          $    125
                                                                                         =========================================
                         Series W28--Investment income--net ..........................   $    751       $    338          $    105
                                                                                         =========================================
                         Series TH28--Investment income--net .........................   $    733       $    324          $     95
                                                                                         =========================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on May 16, 2003.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    19

Notes to Financial Statements

1. Significant Accounting Policies:

Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds' Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol PSW for Preferred and Corporate Income Strategies Fund, Inc. and PSY for Preferred Income Strategies Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by each Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

Equity securities that are held by the Funds, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of each Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- Each Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the


20                  ANNUAL REPORTS        OCTOBER 31, 2005
current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Reclassifications -- Preferred and Corporate Income Strategies Fund, Inc. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect


                    ANNUAL REPORTS        OCTOBER 31, 2005                    21
permanent differences between financial and tax reporting. Accordingly, during the current year, $3,376,722 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to the classification of investments, gains from the sale of stock of passive foreign investment companies, and swap agreements. This reclassification has no effect on net assets or net asset values per share.

Preferred Income Strategies Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $14,645,385 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $3,374 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to swap transactions, the classification of investments, passive foreign investment companies and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily (for Preferred and Corporate Income Strategies Fund, Inc.) and weekly (for Preferred Income Strategies Fund, Inc.) net assets (including proceeds from the issuance of Preferred Stock) plus the proceeds of any outstanding borrowings used for leverage.

Each Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2005, MLIM, LLC received $1,218 in securities lending agent fees for the Preferred Income Strategies Fund, Inc.

For the year ended October 31, 2005, each Fund reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. .............       $ 9,358
Preferred Income Strategies Fund, Inc. ...........................       $27,493
--------------------------------------------------------------------------------

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                 Preferred and      Preferred
                                               Corporate Income       Income
                                                  Strategies        Strategies
                                                   Fund, Inc.       Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ...........................       $97,058,887      $419,392,450
Total Sales ...............................       $97,338,714      $444,042,126
--------------------------------------------------------------------------------

Transactions in options written for the year ended October 31, 2005 were as follows:

--------------------------------------------------------------------------------
Preferred and Corporate Income                       Number of         Premiums
Strategies Fund, Inc.                                Contracts         Received
--------------------------------------------------------------------------------
Outstanding put options written,
 beginning of year ........................              --                  --
Options written ...........................             173        $      7,462
Options expired ...........................            (173)             (7,462)
                                               --------------------------------
Outstanding put options written,
 end of year ..............................              --                  --
                                               ================================

--------------------------------------------------------------------------------
Preferred Income                                     Number of         Premiums
Strategies Fund, Inc.                                Contracts         Received
--------------------------------------------------------------------------------
Outstanding put options written,
 beginning of year ........................              --                  --
Options written ...........................             692        $     29,849
Options expired ...........................            (692)            (29,849)
                                               --------------------------------
Outstanding put options written,
 end of year ..............................              --                  --
                                               ================================

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


22                  ANNUAL REPORTS        OCTOBER 31, 2005

Notes to Financial Statements (concluded)

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                   Preferred and      Preferred
                                                  Corporate Income      Income
                                                     Strategies       Strategies
                                                     Fund, Inc.       Fund, Inc.
--------------------------------------------------------------------------------
Series M7 ..............................               3.69%               3.65%
Series T7 ..............................               3.70%               3.70%
Series W7 ..............................                 --                3.65%
Series TH7 .............................                 --                3.67%
Series F7 ..............................                 --                3.75%
Series W28 .............................                 --                3.99%
Series TH28 ............................                 --                3.88%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ...........        $272,748
Preferred Income Strategies Fund, Inc. .........................        $534,251
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid an ordinary income dividend to holders of Common Stock on November 30, 2005 to shareholders of record on November 15, 2005. The amount of the ordinary income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                         Amount
--------------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc. ...........        $.166667
Preferred Income Strategies Fund, Inc. .........................        $.166667
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

--------------------------------------------------------------------------------
Preferred and Corporate Income
Strategies Fund, Inc.                              10/31/2005        10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income .........................        $24,671,219        $22,450,527
                                                  ------------------------------
Total taxable distributions ..............        $24,671,219        $22,450,527
                                                  ==============================

--------------------------------------------------------------------------------
Preferred Income
Strategies Fund, Inc.                              10/31/2005        10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income .........................        $97,517,449        $93,554,460
 Net long-term capital gains .............                 --          4,090,477
                                                  ------------------------------
Total taxable distributions ..............        $97,517,449        $97,644,937
                                                  ==============================

As of October 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Preferred and Corporate Income Strategies Fund, Inc.
-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    108,319
Undistributed long-term capital gains--net ..............                  --
Total undistributed earnings--net .......................             108,319
Capital loss carryforward ...............................         (16,578,662)*
Unrealized gains--net ...................................           2,841,886**
                                                                 ------------
Total accumulated losses--net ...........................        $(13,628,457)
                                                                 ============

* At October 31, 2005, the Fund had a net capital loss carryforward of $16,578,662, of which $1,276,621 expires in 2011, $10,243,141 expires in
      2012, and $5,058,900 expires in 2013. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

-----------------------------------------------------------------------------
Preferred Income Strategies Fund, Inc.
-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................         (80,644,979)*
Unrealized gains--net ...................................          21,676,581**
                                                                 ------------
Total accumulated losses--net ...........................        $(58,968,398)
                                                                 ============

* At October 31, 2005, the Fund had a net capital loss carryforward of $80,644,979, of which $62,733,648 expires in 2012 and $17,911,331 expires in 2013. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Preferred and Corporate Income Strategies
Fund, Inc. and Preferred Income Strategies
Fund, Inc.:

We have audited the accompanying statements of net assets of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. (the "Funds"), including the schedule of investments, as of October 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 9, 2005

Fund Certification (unaudited)

In September 2005, Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


24                  ANNUAL REPORTS        OCTOBER 31, 2005

Important Tax Information

The Funds are required by the Internal Revenue Code to advise shareholders within 60 days of the Funds' fiscal year end of the tax status of dividends paid during the year. Additionally, the following information is provided with respect to the ordinary income distributions paid by Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. during the fiscal year ended October 31, 2005:

Preferred and Corporate Income Strategies Fund, Inc.
Common Stock Shareholders:

--------------------------------------------------------------------------------
                                        Qualified Dividend    Dividends Received
                                             Income for         Deduction for
Payable Date                                Individuals*         Corporations
--------------------------------------------------------------------------------
November 1, 2004 .....................        15.69%                  7.98%
November 30, 2004 ....................        11.40%                 10.77%
December 21, 2004-January 10, 2005 ...        11.15%                 11.09%
February 28, 2005-September 30, 2005 .        19.53%                 11.09%
--------------------------------------------------------------------------------

Preferred Stock Shareholders:
--------------------------------------------------------------------------------
                                   Qualified Dividend         Dividends Received
                                        Income for               Deduction for
                                       Individuals*              Corporations
                              ------------------------------  ------------------
                              November 2004-   January 2005-     November 2004-
                              December 2004    October 2005      October 2005
--------------------------------------------------------------------------------
Series M-7 ..................    11.15%           18.55%            11.09%
Series T-7 ..................    11.15%           18.40%            11.09%
--------------------------------------------------------------------------------

Preferred Income Strategies Fund, Inc.
Common Stock Shareholders:

--------------------------------------------------------------------------------
                                          Qualified Dividend  Dividends Received
                                              Income for         Deduction for
Payable Date                                 Individuals*         Corporations
--------------------------------------------------------------------------------
November 1, 2004 .............................  19.54%               14.04%
November 30, 2004-January 10, 2005 ...........  15.60%               14.55%
February 28, 2005-September 30, 2005 .........  26.33%               14.55%
--------------------------------------------------------------------------------

Preferred Stock Shareholders:
--------------------------------------------------------------------------------
                                    Qualified Dividend        Dividends Received
                                         Income for              Deduction for
                                        Individuals*             Corporations
                              ------------------------------  ------------------
                              November 2004-   January 2005-     November 2004-
                              December 2004    October 2005      October 2005
--------------------------------------------------------------------------------
Series M-7 ..................     15.60%           24.38%           14.55%
Series T-7 ..................     15.60%           24.22%           14.55%
Series W-7 ..................     15.60%           24.22%           14.55%
Series TH-7 .................     15.60%           24.21%           14.55%
Series F-7 ..................     15.60%           24.32%           14.55%
Series W-28 .................     15.60%           24.08%           14.55%
Series TH-28 ................     15.60%           24.03%           14.55%
--------------------------------------------------------------------------------
* Each Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

Please consult your tax adviser regarding the appropriate tax treatment of distributions.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    25

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Equiserve Trust Company N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Equiserve Trust Company N.A. (c/o Computershare Investor Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


26                  ANNUAL REPORTS        OCTOBER 31, 2005

Proxy Results               Preferred and Corporate Income Strategies Fund, Inc.

During the six-month period ended October 31, 2005, Preferred and Corporate Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
1. To elect the Fund's Directors: David O. Beim      9,485,646       186,255
                                  James T. Flynn     9,484,253       187,648
                                  Karen P. Robards   9,490,216       181,685
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2005, Preferred and Corporate Income Strategies Fund, Inc.'s Preferred Stock (Series M7 & T7) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

---------------------------------------------------------------------------------------
                                                        Shares Voted  Shares Withheld
                                                             For        From Voting
---------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
   Robert C. Doll, Jr., David O. Beim, James T. Flynn,
   W. Carl Kester and Karen P. Robards                      3,275            97
---------------------------------------------------------------------------------------

Proxy Results                             Preferred Income Strategies Fund, Inc.

During the six-month period ended October 31, 2005, Preferred Income Strategies Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

--------------------------------------------------------------------------------
                                                   Shares Voted  Shares Withheld
                                                        For        From Voting
--------------------------------------------------------------------------------
1. To elect the Fund's Directors: David O. Beim     38,221,129       871,152
                                  James T. Flynn    38,229,216       863,065
                                  Karen P. Robard   38,230,996       861,285
--------------------------------------------------------------------------------

During the six-month period ended October 31, 2005, Preferred Income Strategies Fund, Inc.'s Preferred Stock (Series M7, T7, W7, TH7, F7, W28 & TH28) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 23, 2005. A description of the proposal and number of shares voted were as follows:

---------------------------------------------------------------------------------------
                                                        Shares Voted    Shares Withheld
                                                             For           From Voting
---------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
   Robert C. Doll, Jr., David O. Beim, James T. Flynn,
   W. Carl Kester and Karen P. Robards                     15,619            121
---------------------------------------------------------------------------------------


                    ANNUAL REPORTS        OCTOBER 31, 2005                    27

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chair of each Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. Each Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to


28                  ANNUAL REPORTS        OCTOBER 31, 2005
the Fund by the Investment Adviser were satisfactory. Each Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years or, in the case of a fund that, like the Funds, has been in operations for less than three years, performance since inception. Each Fund ranked in the fifth quintile for the one-year and since inception periods ended March 31, 2005. The Directors also requested and considered additional information from the Investment Adviser analyzing the Funds' performance compared to investors' expectations and in light of the interest rate environment since inception. Considering all of these factors, each Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- Each Board reviews at least annually the Fund's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. Each Board also considered the experience of the Fund's portfolio managers. Each Board noted that Messrs. Burger and Musmanno have more than twelve and eight years of investment experience, respectively. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds. Each Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. Each Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. Preferred and Corporate Income Strategies Fund, Inc.'s contractual management fee rate, actual management fee rate, and total expenses are lower than the median fees and expenses charged by comparable funds as determined by Lipper. Preferred Income Strategies Fund, Inc.'s contractual management fee rate is below, actual management fee rate is equal to, and total expenses are slightly higher than, the fees and expenses charged by such comparable funds. Each Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- Each Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided. The Boards also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund's management fee currently appropriately reflects economies of scale.

Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    29

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held         Time                                                           Overseen by     Held by
Name        Address & Age  with Funds   Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2003 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 65                              2001; Chairman of Wave Hill, Inc. since 1990;
                                                 Trustee of Phillips Exeter Academy from 2002 to
                                                 present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2003 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           26 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2003 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ               present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the
            Age: 53                              MBA Program of Harvard Business School, 1999
                                                 to 2005; Member of the faculty of Harvard Business
                                                 School since 1981. Independent Consultant since
                                                 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2003 to  President of Robards & Company, a financial advisory  20 Funds        AtriCure,
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios   Inc. (medical
            08543-9095                           Morgan Stanley for more than ten years; Director                      devices)
            Age: 55                              of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
              * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
             ** Chairman of the Audit Committee.
            *** Chair of the Board.


30                  ANNUAL REPORTS        OCTOBER 31, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Funds   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
John D.     P.O. Box 9011  Vice         2003 to  Managing Director (Global Fixed Income) of MLIM since 2004; Director of MLIM from
Burger      Princeton, NJ  President    present  1998 to 2004 and Vice President thereof from 1993 to 1998.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Thomas      P.O. Box 9011  Vice         2003 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from 1996
Musmanno    Princeton, NJ  President    present  to 2004; Derivatives and Structured Products Specialist with MLIM from 2000 to
            08543-9011                           2002.
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Equiserve Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives


NYSE Symbol       Preferred and Corporate Income Strategies Fund, Inc. seeks to
PSW               provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

NYSE Symbol       Preferred Income Strategies Fund, Inc. seeks to provide
PSY               shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.


                    ANNUAL REPORTS        OCTOBER 31, 2005                    31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of Preferred and Corporate Income Strategies Fund, Inc. and Preferred Income Strategies Fund, Inc. for their information. This is not a prospectus. The Funds leverage their Common Stock to provide Common Stock shareholders with potentially higher rates of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #PCPIS -- 10/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -          Fiscal Year Ending October 31, 2005 - $41,000
                                   Fiscal Year Ending October 31, 2004 - $38,000

         (b) Audit-Related Fees -  Fiscal Year Ending October 31, 2005 - $3,500
                                   Fiscal Year Ending October 31, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -            Fiscal Year Ending October 31, 2005 - $5,700
                                   Fiscal Year Ending October 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -      Fiscal Year Ending October 31, 2005 - $0
                                   Fiscal Year Ending October 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2005 - $9,200
             Fiscal Year Ending October 31, 2004 - $8,200

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

      (a)(1) Messrs. John D. Burger and Thomas F. Musmanno are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Burger has been a Managing Director of the Investment Adviser since 2002 and was Director at the Investment Adviser from 1996 to 2004 and a portfolio manager therewith since 1992. He has been a portfolio manager and Vice President of the Fund since 2003. Mr. Musmanno has been a Director of the Investment Adviser since 2004 and was a Vice President therewith from 1996 to 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager in the fixed income management group since 1996. Mr. Musmanno has five years of experience as a portfolio manager for registered investment companies. He has been a portfolio manager and Vice President of the Fund since 2003.

      (a)(2)As of October 31, 2005:

                                                                                (iii) Number of Other Accounts and
                           (ii) Number of Other Accounts Managed                  Assets for Which Advisory Fee is
                                and Assets by Account Type                               Performance-Based

                        Other                                                   Other
(i) Name of          Registered          Other Pooled                         Registered     Other Pooled
Portfolio            Investment           Investment            Other         Investment      Investment        Other
Manager               Companies            Vehicles           Accounts        Companies        Vehicles       Accounts
John D. Burger                  10                  3                 7                 0                0             0
                    $5,337,329,821    $   615,467,172      $461,477,023       $         0     $          0   $         0

Thomas F.
Musmanno                         8                  1                 0                 0                0             0
                    $2,472,951,743    $10,099,856,851      $          0       $         0     $          0   $         0

      (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

      (a)(3) As of October 31, 2005:

      Portfolio Manager Compensation

      The portfolio manager compensation program of the Investment Adviser and its affiliates (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

      MLIM's formulaic portfolio manager compensation program includes: pre-tax investment performance over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Due to the unique nature of the Fund, its performance is measured based on a Board of Directors-approved metric which considers both total return performance and dividend performance over time, adjusted for the cost of leverage. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on the products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and expense management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own funds) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

      (a)(4) Beneficial Ownership of Securities. As of October 31, 2005, Mr. Burger does not beneficially own any stock issued by the Fund. As of October 31, 2005, Mr. Musmanno beneficially owns stock issued by the Fund in the range of $1 to $10,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Preferred Income Strategies Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred Income Strategies Fund, Inc.

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Preferred Income Strategies Fund, Inc.

Date: December 16, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Preferred Income Strategies Fund, Inc.

Date: December 16, 2005